UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-10057

Everest Funds

(Exact name of registrant as specified in charter)

5805 S. 86th Circle

Omaha, Nebraska 68127

 (Address of principal executive offices)

(Zip code)

Vinod Gupta

5805 S. 86th Circle

Omaha, Nebraska 68127

 (Name and address of agent for service)

Copies to:

John Baker, Esq.

 Stradley Ronon Stevens & Young, LLP

1220 19th Street, N.W., Suite 600

Washington, DC 20036

And

Greg Getts

Mutual Shareholder Services, LLC

8869 Brecksville Road, Suite C

Brecksville, OH 44141

Registrant's telephone number, including area code: (402) 593-4503

Date of fiscal year end: October 31

Date of reporting period: October 31, 2005

Item 1.  Reports to Stockholders.

ANNUAL REPORT

Everest Funds

Everest America Fund

October 31, 2005

TABLE OF CONTENTS

Page
Shareholder Letter	1-2

Allocation of Portfolio Assets	3

Performance Summary	4

Schedule of Investments	5-6

Statement of Assets and Liabilities	7

Statement of Operations	8

Statement of Changes in Net Assets	9

Financial Highlights	10

Notes to the Financial Statements	11-15

Board Review of Advisory Agreement	16-18

Expense Example	19

Information About Trustees and Officers	20

Report of Independent Public Accountants	21

NOTICE TO INVESTORS

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are they insured by the Federal Deposit
Insurance Corporation or any other agency.
An investment in the Fund involves risk, including possible loss of principal, due to fluctuation in the Fund's net asset value.

December 2005

Dear Fellow Shareholders:

We would like to thank you for investing in the Everest America Fund and for your continued confidence in Everest Funds Management, LLC.  As you know, the Everest America Fund reflects our philosophy of investing in a core group of 30 to 50 S&P 500 Index stocks that have consistently out-performed the S&P 500 Index and have solid revenues and earnings.  We are proud to report that this philosophy has helped the Fund outperform the S&P 500 Index since its inception four years ago.

We are also happy to announce that the net annual expense ratio of the Fund has been lowered from 1.25% to 1.00%, effective November 1, 2005.  The expenses will be capped at 1.00% through October 31, 2006.

Portfolio Review - Performance

For the twelve-month period ended October 31, 2005, the returns for the Everest America Fund outpaced the S&P 500 Index by 5.83%. For the twelve-month period, the Everest America Fund grew by 14.55%, versus the S&P 500 Index, which grew by 8.72%.  We attribute this strong out-performance of the Fund in part to the energy sector, as well as a lack of investments in the technology sector.

Energy has been a key contributor to our performance over the past year as the Fund has been slightly over-weighted in energy.  The increased global demand for oil (namely China) and the two recent Gulf Coast hurricanes continue to push oil prices to their all time highs.  Because of this, prices of oil-related companies have appreciated to new highs.  Companies like Occidental Petroleum Corp., Apache Corp., and Marathon Oil Corp. have all benefited from this trend.

We have specifically kept away from technology companies due to their high valuations and low dividend rates.  Less than 5.0% of the Fund’s portfolio is made up of technology companies, versus the S&P 500 Index with over 15.0% in technology.  This has paid off since technology has lagged the market over the past year.  Our two holdings are currently Apple Computer, Inc. and Symantec Corp.  Both of these positions have appreciated over 17.0% since we acquired them, much better than the market overall.

Aetna, Inc., Lehman Brothers Holdings, Inc., Altria Group, Inc., and UnitedHealth Group, Inc. are some other individual securities with excellent returns that have helped us outperform the market over the past year.

Outlook

During the past twelve months, the economy has continued its recovery.  Job creation, inflation, and historically low interest rates point to a sustainable recovery, and this has resulted in higher reported corporate earnings and forecasts.  This should have resulted in higher market returns, but instead there continues to be negativity and the markets have traded sideways.  Investors have focused more on rising interest rates, high energy prices, and recent events such as the Gulf Coast hurricanes than on the much-improved corporate earnings and increased forecasts, which we think is a mistake.

Going forward, we think the market will continue to be volatile as the Federal Reserve raises interest rates, and as oil prices find a trading range.  We feel the market will continue in this pattern for the near term; however, with the strong earnings that have already been reported, we are bullish over the long-term.  With our focused and consistent approach, we are well positioned in stocks that we feel have excellent growth prospects and reliable dividends to benefit from this movement in the market.

We have always believed in maintaining a long-term focus to investing and are committed to our philosophy of investing in what we feel are solid companies with solid financials.  If you have any questions, or if you would like additional information about the Fund, please call us at 866-232-EVER, or visit our website at www.everestfund.com.

In closing, allow us to thank all of our shareholders again for your continued support.  Together we are building your financial future.

Sincerely,

Vinod Gupta

Curt Van Hill

President

Chief Investment Officer

Investment returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  Please refer to the “Schedule of Investments” for further information regarding Fund holdings.  Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any security.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  The Fund may invest in small and medium-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  Returns shown include reinvestment of all dividends and capital gains.  You cannot invest directly in an index.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2005, the end of the reporting period.  The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions.  These opinions may not be relied upon as investment advice or an offer for a particular security.  The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund.  Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy.  Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The Everest America Fund
ALLOCATION OF PORTFOLIO ASSETS
As of October 31, 2005

Sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Percentages are based upon total investments, at fair value.

Everest America Fund

PERFORMANCE SUMMARY

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-232-3837.  The Fund imposes a redemption fee of 0.50% on shares held less than 90 days.

The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

RATE OF RETURN (%)
FOR THE PERIOD ENDED OCTOBER 31, 2005

		Calendar		Since Inception
Total Return	6-Month	Year To Date	1-Year	(11/01/2001)

Everest America Fund	6.22%	5.58%	14.55%	5.63%
S & P 500 Index	5.27%	1.05%	8.72%	5.09%

This chart illustrates the performance of a hypothetical $10,000 investment made on November 1, 2001 (inception) for the Everest America Fund and the S&P 500 Index.  The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  Returns shown include reinvestment of all dividends and capital gains.  You cannot invest directly in an index.

Everest America Fund
Schedule of Investments as of October 31, 2005

		COMMON STOCKS	Shares	Market Value

	2.10%	Software
		Symantec Corp. *	10,100	$ 240,885
				240,885
	2.51%	Hardware
		Apple Computer, Inc. *	5,000	287,950
				287,950
	13.70%	Healthcare
		Bard C.R., Inc.	3,400	212,092
		Bausch and Lomb Inc	3,100	229,989
		Becton Dickinson and Co.	4,100	208,075
		Caremark Rx, Inc. *	4,700	246,280
		Fisher Scientific International, Inc. *	3,500	197,750
		St Jude Medical Inc. *	4,900	235,543
		Unitedhealth Group Inc.	4,200	243,138
				1,572,867
	7.64%	Consumer Services
		D.R. Horton, Inc.	7,000	214,830
		Hilton Hotels Corp.	9,900	192,555
		Nordstrom, Inc.	7,000	242,550
		Staples, Inc.	10,000	227,300
				877,235
	5.63%	Business Services
		American Standard Co.	4,900	186,396
		Fiserv, Inc. *	4,800	209,664
		Moody's Corp.	4,700	250,322
				646,382
	21.67%	Financial Services
		Aetna, Inc.	2,800	247,968
		Allstate Corporation	3,800	200,602
		Bear Stearns Companies, Inc.	2,100	222,180
		Franklin Resources, Inc.	2,700	238,599
		Golden West Financial Corp.	3,800	223,174
		Lehman Brothers Holdings Inc.	2,100	251,307
		Metlife, Inc.	4,500	222,345
		National City, Corp.	6,100	196,603
		Prologis	5,300	227,900
		Simon Property Group Inc.	3,200	229,184
		Wachovia Corp.	4,500	227,340
				2,487,202
	15.87%	Consumer Goods
		Altria Group Inc.	3,300	247,665
		Brown Forman Corp.	3,900	247,026
		Brunswick, Corp.	5,900	224,967
		Clorox Co.	3,900	211,068
		Coach, Inc. *	7,500	241,350
		Constellation Brands, Inc. *	9,600	225,984
		Fortune Brands Inc.	2,800	212,716
		UST, Inc.	5,100	211,089
				$ 1,821,865
Everest America Fund
Schedule of Investments as of October 31, 2005
(Continued)

		COMMON STOCKS (Continued)	Shares	Market Value

	13.99%	Industrial Materials
		Cooper Industries Ltd.	3,400	$ 241,026
		Deere & Co.	3,600	218,448
		Dow Chemical, Co.	5,300	243,058
		Ingersoll-Rand Co. Ltd.	6,000	226,740
		PACCAR, Inc.	3,400	238,068
		Parker Hannifin Corp.	3,300	206,844
		Praxair Inc.	4,700	232,227
				1,606,411
	9.46%	Energy
		Apache, Corp.	3,300	210,639
		Kinder Morgan Inc.	2,300	209,070
		Marathon Oil Corp.	3,500	210,560
		Nabors Industries Ltd. *	3,300	226,479
		Occidental Petroleum Corp.	2,900	228,752
				1,085,500
	5.61%	Utilities
		Constellation Energy Group, Inc.	3,800	208,240
		Entergy Corp.	2,900	205,088
		Sempra Energy	5,200	230,360
				643,688

	98.17%	Total Common Stocks (Cost $10,369,828)		$ 11,269,985

		SHORT-TERM INVESTMENTS

		Wisconsin Corporate Central Credit, 3.730% +	209,958	209,958

	1.83%	Total Short-Term Investments (Cost $209,958)		$ 209,958

	100.00%	Total Investments (Cost $10,579,786)		$ 11,479,943

*	Non-income producing security.

+	Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed above are as of October 31, 2005.

See Notes to the Financial Statements

Everest America Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2005

ASSETS:
Investments, at fair value (Cost $10,579,786)	$ 11,479,943
Cash	48,063
Dividends and interest receivable	7,915
Receivable from Investment Adviser (See Note 6)	17,816
Total assets	11,553,736

LIABILITIES:
Distribution Payable	15,724
Management Fees Payable (See Note 6)	19,151
Audit and Legal Fees Payable	14,036
Accrued expenses	3,096
Total liabilities	52,007

NET ASSETS	11,501,729

NET ASSETS CONSIST OF:
Capital stock	11,205,154
Accumulated undistributed net investment income	23,701
Accumulated undistributed net realized gain (loss) on investments sold	(627,284)
Net unrealized appreciation (depreciation) on investments	900,157
Total net assets	11,501,729

Shares outstanding (No par value, unlimited shares authorized)	935,972

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING
PRICE PER SHARE	$ 12.29

See Notes to the Financial Statements.

Everest America Fund
STATEMENT OF OPERATIONS
For the Year ended October 31, 2005

INVESTMENT INCOME:
Dividend income	$ 132,864
Interest income	15,112
Total investment income	147,975

EXPENSES:
Distribution fees	23,016
Advisor	92,065
Custodial fees	7,356
Audit	10,944
Blue sky	5,395
Trustee	367
Insurance	2,016
Legal	28,738
Miscellaneous	367
Printing and mailing	154
Registration expense	367
Transfer agent expense	851
Transfer agent fee	21,988
Total expenses before waiver and reimbursement	193,626
Less: Waiver of expenses and reimbursement from Adviser	(78,545)
Net expenses	115,081

NET INVESTMENT INCOME	32,894

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	808,871
Written covered calls	(42,647)
Change in unrealized appreciation (depreciation) on investments	259,002
Net realized and unrealized gain (loss) on investments	1,025,226

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,058,120

See Notes to the Financial Statements.

Everest America Fund
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2005	October 31, 2004
OPERATIONS:
Net investment income	$ 32,894	$ 12,756
Net realized gain (loss) on investment transactions	766,224	381,513
Change in unrealized appreciation (depreciation) on investments	259,002	303,455
Net increase (decrease) in net assets resulting from operations	1,058,120	697,723

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(19,641)	(7,189)
Net realized gains	-	-
Total distributions	(19,641)	(7,189)

CAPITAL SHARE TRANSACTIONS:
Shares sold	4,140,135	2,895,907
Reinvestment of dividends	19,641	7,189
Shares redeemed	(182,240)	(469,534)
Net increase (decrease) in net assets resulting from capital share transactions	3,977,536	2,433,562

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,016,015	3,124,096

NET ASSETS:
Beginning of period	6,485,714	3,361,618
End of period (including current year and prior period undistributed net
investment income of $23,701 and $10,448 respectively)	$ 11,501,729	$ 6,485,714

See Notes to the Financial Statements.

Everest America Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout the period

		Year Ended	Year Ended	Year Ended	Year Ended[1]
		October 31, 2005	October 31, 2004	October 31, 2003	October 31, 2002
PER SHARE DATA:
	Net asset value, beginning of period	$10.76	$9.35	$8.35	$10.00
	Income (loss) from investment operations:
	Net investment income	0.05	0.03	0.03	0.02
	Net realized and unrealized gain (loss) on investments	1.51	1.40	1.04	(1.67)
	Total from investment operations	1.56	1.43	1.07	(1.65)
	Less distributions:
	Dividends from net investment income	(0.03)	(0.02)	(0.07)	-
	Distributions from net realized gains	-	-	-	-
	Total distributions	(0.03)	(0.02)	(0.07)	-
	Net asset value, end of period	$12.29	$10.76	$9.35	$8.35

TOTAL RETURN (2)		14.55%	15.32%	12.88%	(16.50)%

SUPPLEMENTAL DATA AND RATIOS:
	Net assets, in thousands, end of period	$11,502	$6,486	$3,362	$2,021

	Ratio of net expenses to average net assets (3) (4)	1.25%	1.25%	1.25%	1.25%

	Ratio of net investment income to average net assets (3) (4)	0.36%	0.31%	0.37%	0.25%

	Portfolio turnover rate (3)	78.57%	146.85%	7.07%	277.64%

(1)	Commencement of operations occurred on November 1, 2001
(2)	Not annualized
(3)	Computed on an annualized basis.
(4)	Without expense reimbursements of $78,545 and $58,796 for the periods ended October 31, 2005 and October 31, 2004 the ratio of expenses to
	average net assets would have been 2.10% and 2.71%, respectively, and the ratio of net investment loss to average net assets would have been
	(0.49)% and (1.15)%, respectively.

See Notes to the Financial Statements.

Everest America Fund

Notes to the Financial Statements

October 31, 2005

1.

Organization

Everest Funds (the “Trust”) is an open-end management investment company created as a Delaware business trust on August 11, 2000 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust currently offers a non-diversified portfolio to investors, the Everest America Fund (the “Fund”).  The accompanying financial statements and financial highlights consist of the Everest America Fund.

The investment objective of the Everest America Fund is long-term capital growth by investing primarily in common stocks selected for their growth potential.  The manager selects companies with growth potential based on various financial and fundamental criteria, such as strong balance sheets or prominent market positions.  Under normal market conditions, the Fund will invest in the securities of companies of any size.  The Fund’s investments mainly consist of common stocks, preferred stocks and convertible securities.  The Fund may also, from time to time, invest its assets to a limited extent in American Depositary Receipts (“ADRs”), securities of foreign companies, and options, such as writing covered call options and/or purchasing covered put options. The Fund normally concentrates its investments in a core group of 30 to 50 common stocks.  The Fund commenced operations on November 1, 2001.

2.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).

a)

Investment Valuation – Securities listed on a U.S. securities exchange or for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made.   Exchange Traded Funds (“ETFs”) listed on a U.S. securities exchange are listed at their net asset value.  Securities traded on a U.S. securities exchange for which there were no transactions on a given day are valued at the average of the most recent bid and asked prices.  Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by Everest Funds Management, LLC (the “Adviser”) in accordance with policies approved by the Fund’s Board of Trustees.  Debt securities maturing within 60 days or less are valued by the amortized cost method, which approximates market value.

b)

Distributions to Shareholders – Dividends from net investment income and net realized capital gains, if any, are declared and paid annually.  The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and/or characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations, which may differ from GAAP.

c)

Federal Income and Excise Taxes – The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income and net capital gains, if any, to its shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is required.

d)

Securities Transactions and Investment Income – Investment transactions are recorded on the trade date for financial statement purposes.  The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Acquisition and market discounts and premiums are amortized over the life of the security in determining the cost basis of debt securities.

e)

Option Writing - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. The Fund treats premiums received from writing options that expire unexercised on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

f)

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and use assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

3.

Call Options Written

As of October 31, 2005, there were no outstanding call options written by the Fund.

Transactions in options written during the year ended October 31, 2005 were as follows:

4.

Capital Share Transactions

The Trust is authorized to issue an unlimited number of interests (or shares) with no par value.  Each share will have a pro rata interest in the assets of the Everest America Fund and will have no interest in the assets of any other Fund.

Share transactions were as follows:

5.

Investment Transactions

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended October 31, 2005 were as follows:

Purchases—at cost	$10,740,806
Sales proceeds	$6,812,867

There were no purchases or sales of long-term U.S. government securities by the Fund.

6.

Investment Advisory and Other Agreements

The Trust has an agreement with Everest Funds Management, LLC (the "Adviser"), with whom certain officers and trustees of the Fund are affiliated, to furnish investment advisory services to the Fund.  Under the terms of the agreement, the Fund compensates the Adviser for its management services at the annual rate of 1.00% of the Everest America Fund’s average daily net assets.  The Adviser has voluntarily agreed to waive its fees and/or reimburse expenses to the extent that the Fund’s total annual Fund operating expenses for the period ended October 31, 2005 exceed 1.25% of the Everest America Fund’s average daily net assets on an annual basis. During the twelve month period ended October 31, 2005, the Adviser reimbursed the Everest America Fund $78,545, $17,816 of which represented a receivable at October 31, 2005.  Management fees of $19,151 were owed to the Adviser for a net of $1,335 due the Adviser at October 31, 2005.

The Fund has adopted Service and Distribution Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act.  The Plans authorize payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund’s average daily net assets.  Amounts paid under the Plans by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including, but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.  The Everest America Fund incurred $23,016 pursuant to the Plans for the twelve months ended October 31, 2005.

Since November 1, 2002, Mutual Shareholder Services, LLC has served as transfer agent and Fund accountant.  U.S. Bank, N.A. serves as custodian for the Fund. The Everest America Fund is distributed by Quasar Distributors, LLC, a member of the NASD.

7.

Information for Federal Income Tax Purposes

Since the Fund’s policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes.  The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes.  Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation on Investments	Undistributed Ordinary Income	Undistributed Long-Term Gain
$10,579,786	$1,249,741	($349,583)	$900,158	$23,701	$ -

There are currently no deferred wash sale losses; the cost amount for book purposes and tax purposes is the same.

The tax components of dividends and long-term capital gain distributions paid during the periods ended are as follows:

Year Ended	Ordinary Income Dividends	Long-Term Capital Gain Distributions
October 31, 2005	$ 19,641	$ 0
October 31, 2004	$ 7,189	$ 0

Capital loss carry forwards, which may be used to offset future realized capital gains for Federal income tax purposes, were as follows at October 31, 2005:

Net Capital Loss Carryover	Capital Loss Carryover Expiration

$ 581,034	10/31/2010
$ 46,250	10/31/2011
$ 0	10/31/2012
$ 0	10/31/2013

The Fund has designated 100% of the distributions from net investment income during the year ended October 31, 2005 as qualified dividend income.  (This information is unaudited).

 The Fund has designated 100% of the distributions from net investment income during the year ended October 31, 2005 as qualifying for the dividends received deduction for corporations.  (This information is unaudited).

8.

Related Party Disclosure

The Trustees, officers, and related parties in aggregate held 97.44% of the net assets of the Fund at October 31, 2005.

Board Review of Advisory Agreement

The Trust has an agreement with the Adviser, with whom certain officers and trustees of the Fund are affiliated, to furnish investment advisory services to the Fund.  Under the terms of the agreement, the Fund compensates the Adviser for its management services at the annual rate of 1.00% of the Everest America Fund’s average daily net assets.  The Adviser has voluntarily agreed to waive its fees and/or reimburse expenses to the extent that the Fund’s total annual Fund operating expenses for the period ended October 31, 2005 exceed 1.25% of the Everest America Fund’s average daily net assets on an annual basis. During the twelve month period ended October 31, 2005, the Adviser reimbursed the Everest America Fund $78,545, $17,816 of which represented a receivable at October 31, 2005, $19,151 in Management Fees were owed to the Adviser at October 31, 2005 for a net of $1,335 due the Adviser.  Effective November 1, 2005, the Adviser has contractually committed to waive its fees and/or reimburse expenses to the extent that the Fund’s total annual Fund operating expenses for the period ended October 31, 2006 exceed 1.00% of the Everest America Fund’s average daily net assets on an annual basis.

The investment advisory agreement continues in effect with respect to the Fund from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding securities of the Fund, and (2) a majority of the Trustees who are not interested persons of any party to the investment advisory agreement, cast in person at a meeting called for the purpose of voting on such approval. At a meeting of the Board of Trustees held on October 5, 2005, called in part for the purpose of voting on the renewal of the investment advisory agreement, the investment advisory agreement was reviewed and renewed through December 31, 2006 by the unanimous vote of the Trustees present at the meeting, and the unanimous vote of the “non-interested” Trustees of the Trust voting separately.

In evaluating the investment advisory agreement, the Trustees reviewed materials furnished by the Adviser, including information regarding the Adviser, its affiliates and their personnel, operations and financial condition. The Trustees discussed with representatives of the Adviser the Fund’s operations and the Adviser’s ability to provide advisory and other services to the Fund.  The Trustees also reviewed, among other things: (i) the current and historical investment performance of the Fund; (ii) the proposed fees to be charged by the Adviser for investment management services; (iii) the investment performance, fees, and expense ratios of investment companies with similar objectives, strategies, and net assets managed by other investment advisors; (iv) an analysis of the profitability of the Adviser in its relationship with the Fund; (v) the experience of the investment advisory and other personnel providing services to the Fund and the historical quality of the services provided by the Adviser; and (vi) the Adviser’s Form ADV.

Legal counsel to the Fund also provided the Trustees with a memorandum detailing their responsibilities pertaining to the renewal of the investment advisory agreement. This memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisers and the terms of the contracts, including the following factors to be considered: the nature and quality of the services provided under the investment advisory agreement; the appropriateness of the fee to be paid to the Adviser for the services received by the Fund (the rate of the adviser’s compensation is left to the reasonable and informed business judgment of the Fund's Trustees); and the structure of the Adviser’s compensation.

The Trustees considered the following as relevant to their recommendations:

a)

The nature and quality of the advisory services to be rendered.

i)

The performance of the Fund relative to its stated objectives and the adviser’s success in reaching such goals;

ii)

the Fund’s performance compared to relevant market indices and to similar funds (similar investment objectives and also approximately the same size) and both the Fund’s long-term and short-term performance record; and

iii)

the quality of any other services provided for the Fund in addition to the giving of investment advice.

b)

The experience and qualifications of the personnel providing such services.

i)

The number, background and general qualifications of the personnel in the Adviser’s investment management group;

ii)

the allocation of responsibility for the Fund and the percentage of time devoted to the Fund; and

iii)

the process by which investment decisions are made by the Adviser’s personnel, the criteria for securities selection, and the controls used by the Adviser to ensure that the criteria are met.

c)

The proposed fee structures, the existence of any fee waivers, and the Fund’s anticipated expense ratios in relation to those of other investment companies having comparable investment policies and limitations.

i)

The fee schedule, including any “breakpoints,” and the extent to which the fee scheduled reflects economies of scale of managing a larger fund; and

ii)

expense ratio comparisons that reflect relative costs to funds of the relationships of funds with their advisers, the extent to which a low expense ratio is attributable to non-advisory expenses, comparative information setting forth a percentage breakdown of advisory and non-advisory expenses related to net assets, and the extent to which an expense ratio resulted from reimbursing or reducing a fee to maintain a certain limitation.

d)

The fees charged by other investment advisers to similar clients.

i)

The type and quality of services provided by, and the client-related expenses borne by, the Adviser.

e)

The direct and indirect costs that may be incurred by the Adviser and its affiliates in performing services for the Fund and the basis of determining and allocating these costs.

i)

The extent to which management personnel and office space for Fund operations are provided, as well as investment advice and the extent to which other clients’ advisory fees support the same personnel and office facilities.

f)

Possible economies of scale arising from the Fund’s size and/or anticipated growth.

i)

The extent to which economies of scale exist and whether such economies are appropriately reflected in the advisory fees as the Fund grows larger; and

ii)

the total of all assets managed by the Adviser, as well as the total number of investment companies and other clients serviced by the Adviser.

g)

Other possible benefits to the Adviser and its affiliates arising from its relationships with the Fund.

i)

The Adviser’s expenses and profits from the Fund, as compared to the expenses and profits derived from the Adviser’s other clients, i.e., is the Fund charged higher fees than other clients of the Adviser for similar services;

ii)

the extent to which the Adviser receives benefits (such as research and statistical services) as a result of brokerage generated by the Fund, and the extent to which the Fund shared in such benefits; and

iii)

the collateral benefits to the Adviser of compensation received by the Adviser and its affiliates.

h)

Possible alternative fee structures or bases for determining fees.

i)

Alternatives — flat percentage of net assets or breakpoints in the advisory fee schedule reflecting economies of scale.

The Board of Trustees, including a majority of the independent Trustees, has approved the Advisory Agreement.  In reaching this decision, the Trustees were advised by the Trust’s counsel, which is independent of the manager, and the Board requested and received extensive information, provided by the manager, that the Board believed to be reasonably necessary to conduct its review.  The Trustees took into account a number of factors, including the following:

o

Contract Terms.  The Trustees reviewed the terms of the Advisory Agreement, including the contractual fee.  The Trustees also took into account the manager’s reduction of the fee waiver from 1.25% to 1.00% and reimbursement of expenses, as well as the fact that the waiver and reimbursement are contractual and therefore cannot be terminated by the manager prior to October 31, 2006.  The Trustees noted that, because the Fund currently has the benefit of fee waivers and reimbursements, the manager currently receives a small amount of fees from the Fund.  They also noted that, as assets increase, the total annual operating expenses will fall and the fees collected by the manager will increase.  It was the conclusion of the Trustees, including the independent Trustees, that the contract terms are beneficial to the Fund and are reasonable when everything is considered.

o

Quality of Services.  The Trustees reviewed the quality of services provided by the manager to the Fund to date, the manager’s advisory, administrative, and compliance capabilities, the fact that the manager has no other clients, and the resources available to the manager through its affiliates.  It was the conclusion of the Trustees, including the independent Trustees, that the quality of service to date has been beneficial to the Fund and is satisfactory when everything is considered.

o

Performance.  The Trustees reviewed the performance of the Fund relative to S&P 500 Index, noting that the Fund has out-performed the Index since inception and in each of the past two years.  In 2005 the Fund out-performed the Index by 5.83%.  It was the conclusion of the Trustees, including the independent Trustees, that the performance to date has been excellent when compared to the S&P 500 Index.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 30, 2005 to October 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 0.50% of the net amount of the redemption if you redeem your shares less than 90 calendar days after you purchase them.  IRA accounts will be charged an $8.00 annual maintenance fee.  The examples below include, but are not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the examples below do not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

*

Expenses are equal to the Fund’s expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by the 184/366 days (to reflect one-half year period).

Information about Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees.  Information pertaining to the Trustees and Officers of the Fund is set forth below.  The SAI includes additional information about the Fund's Trustees and Officers and is available, without charge, upon request by calling 1-866-232-EVER.

Name, Address and Age	Positions (s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	# of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
Vinod Gupta *+ 5805 S. 86th Circle Omaha, NE 68127 Age: 59	President, Treasurer and Trustee	Indefinite; Since 2000	President of Everest Funds Management, LLC, the Fund’s manager, and Everest Investment Management, LLC since May 2000; Founder of infoUSA, Inc.; Chairman of the Board of infoUSA, Inc. since 1972 and Chief Executive Officer from 1972 until September 1997 and since August 1998.	1	Chairman of the Board of Directors, infoUSA, Inc.
Harold W. Andersen 5805 S. 86th Circle Omaha, NE 68127 Age: 82	Independent Trustee	Indefinite; Since 2000	Contributing editor and newspaper executive with the Omaha World-Herald from 1946 to the present where he has served as director, president and chairman of the board of directors.	1	Board of Directors, infoUSA, Inc.
George Kubat 4404 S 76th St Omaha, NE 68127 Age: 60	Independent Trustee	Indefinite; Since 2003	President of Phillips Mfg. Company since 1992; CPA and Partner, Coopers & Lybrand Accounting Firm from 1970 to 1992.	1	Director, SITEL Corp.
Kevin M. Cawley 8303 W. Dodge Omaha, NE 68114 Age: 52	Independent Trustee	Indefinite; since 2003	Diagnostic Radiologist at the Radiologic Center, Inc. from 1984 to present; Chairman of Radiology at Methodist Hospital in Omaha, NE; Imaging Director of the Methodist Health System.	1	None
Jess A. Gupta*+ 2900 Washington St. San Francisco, CA 94115 Age: 26	N/A	Indefinite; since 2003	Associate at infoUSA, Inc. since 1997.	1	None

*Denotes a trustee who is an "interested person" as that term is defined in Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

+Jess Gupta is the son of Vinod Gupta.

Everest Funds

Annual Report Dated:  October 31, 2005

Everest America Fund (EVAMX)

Investment Advisor

Everest Funds Management, LLC

5805 S. 86th

P.O. Box 27395

Omaha, NE  68127-0395

Transfer Agent

Mutual Shareholder Services, LLC

8869 Brecksville Road, Suite C
Brecksville, Ohio 44141

Custodian

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, OH 45202

Legal Counsel

Stradley Ronon Stevens & Young, LLP

1220 19th Street, NW, Suite 600

Washington, DC 20036

Board of Trustees

Independent Trustees:

Harold W. Andersen

George Kubat

Kevin M. Cawley

Interested Trustees:

Vinod Gupta

Jess A. Gupta

Independent Registered Public Accounting Firm

KPMG LLP

Suite 1501, Two Central Park Plaza

Omaha, NE 68102

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-866-232-EVER (toll-free); (ii) on the Fund’s website, http://www.everestfund.com/; and (iii) on the Commission’s website at http://www.sec.gov/.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov/.  The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  The Fund makes the information on Form N-Q available to shareholders without charge, upon request, by calling 1-866-232-EVER (toll-free) or on the Fund’s website, http://www.everestfund.com/.

This report, including the financial statements contained herein, is submitted for general information for the shareholders of the Fund.  This material is authorized for use only when preceded or accompanied by an effective prospectus, which contains more complete information about the Everest Funds, including investment objectives, risks, fees and expenses.  Please read the prospectus carefully before you invest or send money.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1)

The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)

The audit committee financial expert is George Kubat and is independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees:  For the registrant's fiscal years ended October 31, 2005 and October 31, 2004, the aggregate fees billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements were $8,000 and $11,500, respectively.

(b)

Audit-Related Fees:  For the registrant's fiscal years ended October 31, 2005 and October 31, 2004, the Registrant's principal accountant provided no audit-related services to the Registrant.

(c)

Tax Fees:  For the registrant's fiscal years ended October 31, 2005 and October 31, 2004, aggregate fees of $3,500 and $2,410 respectively, were billed by the Registrant's principal accountant for tax compliance, planning and preparation of the Registrant's income and excise returns.

(d)

All Other Fees:  For the registrant's fiscal years ended October 31, 2005 and October 31, 2004, the registrant's principal accountant provided no services to the registrant other than the audit fees and tax fees disclosed above.

(e)

(1)

Audit Committee’s Pre-Approval Policies:  The registrant's Audit Committee Charter requires the committee, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence.

(2)

Percentages of Services Approved by the Audit Committee:  No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

There were no aggregate non-audit fees billed by the registrant's principal accountant for the fiscal years ended October 31, 2005 and October 31, 2004.

(h)

Not Applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable, schedule is filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes to report.

Item 11.  Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers have concluded, based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 11(a)(1) to Everest Fund's Certified Shareholder Report on Form N-CSR, File No. 811-10057, on January 7, 2005.

(a)(2)

Certification required by Item 12(a)(2) of Form N-CSR is filed herewith.

(a)(3)

Not Applicable

(b)

Certification required by Item 12(b) of Form N-CSR is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Everest Funds

By /s/Vinod Gupta

*Vinod Gupta

President and Treasurer

Date January 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Vinod Gupta

*Vinod Gupta

President and Treasurer

Date January 6, 2006

* Print the name and title of each signing officer under his or her signature.